EXHIBIT 23(E)(VI) UNDER FORM N-1A
                                            EXHIBIT 1(E) UNDER ITEM 601/REG. S-K
                                   Exhibit E
                                     to the
                             Distributor's Contract

                              THE HUNTINGTON FUNDS


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|                 FUNDS                 |DATE ADDED TO CONTRACT|
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|Huntington VA Growth Fund              |    June 23, 2006     |
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|Huntington VA Income Equity Fund       |    June 23, 2006     |
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|Huntington VA Dividend Capture Fund    |    June 23, 2006     |
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|Huntington VA Mid Corp America Fund    |    June 23, 2006     |
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|Huntington VA New Economy Fund         |    June 23, 2006     |
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|Huntington VA Rotating Markets Fund    |    June 23, 2006     |
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|Huntington VA Macro 100 Fund           |    June 23, 2006     |
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|Huntington VA International Equity Fund|    June 23, 2006     |
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|Huntington VA Mortgage Securities Fund |    June 23, 2006     |
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|Huntington VA Situs Small Cap Fund     |    June 23, 2006     |
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       The following provisions are hereby incorporated and made part of the
Distributor's Contract dated June 23, 2006, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), and the Investment Company executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

   Witness the due execution hereof this 23rd day of June, 2006.

THE HUNTINGTON FUNDS                    EDGEWOOD SERVICES, INC.

By:  /s/ B. Randolph Bateman            By:  /s/ Charles L. Davis. Jr.
Name:  B. Randolph Bateman              Name:  Charles L. Davis, Jr.
Title: President                        Title: President